UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ALDEL FINANCIAL INC.
(Name of Registrant as Specified in its Charter)

____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The following FAQs were emailed to Hagerty employees and made available on an internal Hagerty web site in connection with the announcement of the business combination between Aldel Financial Inc. and The Hagerty Group, LLC.

Team Member FAQs

What was announced today?

Hagerty is in the process of becoming a publicly traded company. We are in the process of entering into a definitive business agreement with a special purpose acquisition company (“SPAC”). When the transaction closes, the combined company will be named Hagerty, Inc., and become publicly traded, with its common stock expected to be listed on the New York Stock Exchange.

Why is Hagerty going public?

Going public provides funding we believe will increase our size, scope and revenues, and ultimately help us to better fulfill our purpose to save driving and expand automotive culture for future generations. There are 69 million automotive lifestyle enthusiasts in the U.S. alone, representing a multi-billion-dollar opportunity. Hagerty is uniquely positioned to provide a scalable platform for their enjoyment, passion and protection.

What is a SPAC?

A SPAC is a shell company set up by investors with the purpose of raising money through an IPO (initial public offering) to eventually acquire another company. A SPAC has no commercial operations — it makes no products and does not sell anything. A SPAC’s only assets are typically the money raised in its own IPO. That’s also why a SPAC is also often called a “blank check company.”

How is a SPAC different than an IPO?

With an IPO, a private company issues new shares and sells them on a public exchange. In a SPAC transaction, a private company becomes publicly traded by merging with a listed shell company—the special-purpose acquisition company (SPAC).

How did Hagerty select Aldel Financial as our SPAC partner?

We ran an independent selection process with JP Morgan, our longstanding advisor, to select a SPAC partner. After a thorough process involving several candidates, we selected Aldel since they best met our selection criteria. Aldel is led by Hagerty Board Member Rob Kauffman. Rob’s familiarity with Hagerty was helpful in his understanding of our long-term growth initiatives but ultimately, Aldel met the criteria around valuation, structure and governance that we were seeking in a merger partner.

What happens next?

Within the next few days, we will submit documentation to the U.S. Securities and Exchange Commission (SEC) to enable a stockholder vote on the transaction later this year.  Once the SEC completes their review and once we receive any other required regulatory approvals, the stockholders of Aldel will vote on the merger.  Once the merger is approved through that process, we will close the transaction.

When will Hagerty be publicly traded on the stock exchange?

Once the deal closes, following the process above, Hagerty will be publicly listed and traded on the stock exchange.

Will Hagerty still be privately-owned?

No, Hagerty will be a publicly owned company with outside investors. The Hagerty family, however, will remain the largest shareholders.

What will the Hagerty stock exchange name/symbol be?

Hagerty, Inc. will be traded under the symbol HGTY.

Who will run the company?

The company will continue to be run by CEO McKeel Hagerty and the executive team. The representation on the Board of Directors will change at the time we become a public company.

Is Hagerty leaving Traverse City?

No. Hagerty will remain headquartered in Traverse City at this time.

Will Hagerty be more profitable?

Hagerty has a history of profitable growth. Our revenue has grown at a compound annual growth rate of almost 30% in the three-year period 2018-2020.  We expect to continue to grow substantially with an average annual compound growth rate of 27% in the next five years supported by the unique combination of organic and long-term contractual growth in our revenue model.  We expect that a portion of the proceeds received in this transaction will help the us accelerate our top-line growth.

Will this cause layoffs?

To the contrary, we believe going public will result in scope and revenue growth, which could necessitate hiring more people.

Does this impact my job or job function in anyway?

What you do on a day to day basis will stay largely the same, however working for a public company will change some of our processes, policies and practices. A required training will be available for all team members in the coming weeks to help prepare you for working at a public company. For now and until otherwise notified by your manager, continue with day-to-day operations.

Will there be an employee stock purchase plan?

Yes. Over the next 12 -14 months we will be educating and communicating our plans for an Employee Stock Purchase Plan (ESPP).  In the future, you will have the opportunity to purchase Hagerty stock. This plan will be administered by our 401k provider, Principal Financial.

Will there be any changes to our benefits or compensation?

There are currently no changes or anticipated changes to team member benefits or compensation.

What happens to our annual incentive plan (AIP)and Sales Incentive Plan (SIP)??

The AIP and SIP programs for all team members remain in place and unchanged.

What does this mean for our Members?

The fact that we will be a publicly owned company should have little to no impact on the products and services we take pride in providing to our Members.

When will Members be notified?

Hagerty Members will receive a video message from McKeel Hagerty today.

If a Member asks me a question that I don’t know the answer to, where should I direct them?

Members should contact the Member Service Center. Our Automotive Enthusiast Advisors will be provided information on how to best answer or direct inquiries related to this news.

Can we talk about this outside the company?

A press release announcing the transaction went out earlier today making it public information. You are free to talk about the transaction, however, limit your comments to publicly available information. All press inquiries should be forwarded to Andy Heller or Press@hagerty.com.

Who can I contact if I have more questions?

Additional training will be provided to all Team Members on what it means to work at a public company and our role as Team Members. If you have additional questions in the meantime, please email them to OneTeamHagerty@hagerty.com or contact your manager.

Important Information and Where To Find It

Aldel Financial Inc. (“Aldel”) has entered into that certain Business Combination Agreement, dated as of August 17, 2021 (the “Business Combination Agreement”), by and among Aldel, Aldel Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Aldel (“Merger Sub”), and The Hagerty Group, LLC, a Delaware limited liability company (“Hagerty”), pursuant to which: (a) all of the outstanding equity interests of Hagerty will be exchanged for shares of Class V Common Stock and OpCo Units; (b) Merger Sub will be merged with and into Hagerty (the “Merger”), whereupon the separate limited liability company existence of Merger Sub shall cease and Hagerty shall be the surviving company (Hagerty following the Merger is sometimes hereinafter referred to as the “OpCo”) and continue its existence under the Delaware Limited Liability Company Act (the “LLC Act”); (c) the existing limited liability company agreement of Hagerty will be amended and restated in the form attached to the Business Combination Agreement, to, among other things, make Aldel a member of the OpCo; and (d) Aldel will change its name to Hagerty, Inc.(“New Hagerty”) (the Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination”). In connection with the proposed Business Combination, Aldel has filed with the SEC a preliminary proxy statement, and will file, when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, Aldel will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF ALDEL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ALDEL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALDEL, HAGERTY AND THE BUSINESS COMBINATION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aldel with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by directing a request to: Aldel Financial Inc., 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

Aldel and its directors and executive officers may be deemed participants in the solicitation of proxies from Aldel’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Aldel will be included in the proxy statement for the proposed Business Combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Business Combination when available. Information about Aldel’s directors and executive officers and their ownership of Aldel common stock is set forth in Aldel’s prospectus, dated April 12, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Business Combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Hagerty and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Aldel in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this communication regarding the proposed transactions contemplated by the Business Combination Agreement and the Subscription Agreements, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Aldel’s and Hagerty’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against Aldel or Hagerty following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Aldel and Hagerty, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the failure to meet the minimum cash requirements of the Business Combination Agreement due to Aldel stockholder redemptions and the failure to obtain replacement financing; (6) the inability to complete the concurrent PIPE; (7) the failure to meet projected development and production targets; (8) the impact of COVID-19 pandemic on Hagerty’s business and/or the ability of the parties to complete the proposed Business Combination; (9) the inability to obtain or maintain the listing of Aldel’s shares of common stock on The New York Stock Exchange following the proposed Business Combination; (10) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (11) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Hagerty to grow and manage growth profitably, and retain its key employees; (12) costs related to the proposed Business Combination; (13) changes in applicable laws or regulations; (14) the possibility that Aldel or Hagerty may be adversely affected by other economic, business, and/or competitive factors; (15) risks relating to the uncertainty of the projected financial information with respect to Hagerty; (16) risks related to the organic and inorganic growth of Hagerty’s business and the timing of expected business milestones; (17) the amount of redemption requests made by Aldel’s stockholders; and (18) other risks and uncertainties indicated from time to time in the final prospectus of Aldel for its initial public offering dated April 12, 2021 filed with the SEC and the preliminary proxy statement, and when available, a definitive proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Aldel’s other filings with the SEC. Aldel cautions that the foregoing list of factors is not exclusive. Aldel and Hagerty caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Aldel and Hagerty do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Hagerty nor Aldel gives any assurance that either Hagerty or Aldel, or the combined company, will achieve its expectations.

No Solicitation

This communication does not constitute the solicitation of a proxy, consent or authorization with respect to the Business Combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.